MICROAGE, INC. COMPENSATION TRUST
                                FOR ALAN P. HALD

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                        MICROAGE, INC. COMPENSATION TRUST
                                FOR ALAN P. HALD


     THIS TRUST AGREEMENT is made and entered into by and between MICROAGE, INC., a Delaware corporation (the "Company") and NORTHERN TRUST BANK OF ARIZONA, N.A. (the "Trustee").

     WHEREAS, the Company has adopted certain plans or agreements for ALAN P. HALD (hereinafter collectively referred to as the "Plan") attached as Appendix A and incorporated herein by this reference;

     WHEREAS, the Company has incurred or expects to incur liability under the terms of the Plan with respect to individuals participating in the Plan;

     WHEREAS, the Company wishes to establish a trust (hereinafter called the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan;

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

     WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in meeting its liabilities under the Plan.

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

                                    SECTION 1
                             ESTABLISHMENT OF TRUST

     1.1 The Company hereby deposits with the Trustee in trust all of the Company's right, title and interest in and to certain insurance policies insuring the life of Alan P. Hald which are being assigned to the Trustee simultaneously with the execution of this Trust Agreement, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

     1.2 The Trust hereby established shall be irrevocable.

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     1.3 The Trust is  intended to be a grantor  trust,  of which the Company is the grantor, within the meaning of subpart E, part 1, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     1.4 The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3.1 herein.

     1.5 The Company, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

                                    SECTION 2
                          PAYMENTS TO PLAN PARTICIPANTS
                             AND THEIR BENEFICIARIES

     2.1 The  Company  shall  deliver to the  Trustee a schedule  (the  "Payment
Schedule")   that  indicates  the  amounts  payable  in  respect  of  each  Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Company shall have the sole responsibility for all tax withholding filings and reports. The Trustee shall withhold such amounts from distributions as the Company directs and shall follow the instructions of the Company with respect to remission of such withheld amounts to appropriate governmental authorities.

     2.2 The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plan shall be determined by the Company or such party as it shall designate under the Plan, and any claim for such benefit shall be considered and reviewed under the procedures set out in the Plan.

     2.3 The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. The Company shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings

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thereon,  are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company shall make the balance of each such payment as it falls due. The Trustee shall notify the Company where principal and earnings are not sufficient.

                                    SECTION 3
                    TRUSTEE RESPONSIBILITY REGARDING PAYMENTS
                 TO TRUST BENEFICIARY WHEN COMPANY IS INSOLVENT

     3.1 The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is Insolvent. The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     3.2 At all times  during the  continuance  of this  Trust,  as  provided in
Section 1.4 hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below.

          (a) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

          (b) Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

          (c) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

          (d) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

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     3.3 Provided that there are sufficient assets, if the Trustee  discontinues the  payment of  benefits  from the Trust  pursuant  to  Section  3.2 hereof and
subsequently   resumes  such   payments,   the  first  payment   following  such
discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance.

                                    SECTION 4
                             PAYMENTS TO THE COMPANY

     4.1 Except as provided in Section 3 hereof, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

                                    SECTION 5
                              INVESTMENT AUTHORITY

     5.1 In no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Company, other than a de minimis amount held in common investment vehicles in which the Trustee invests. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants.

     5.2 The Company shall have the right at anytime, and from time to time, in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

                                    SECTION 6
                              DISPOSITION OF INCOME

     6.1 During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

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                                    SECTION 7
                            ACCOUNTING BY THE TRUSTEE

     7.1 The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 60 days following the close of each calendar year and within 60 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

                                    SECTION 8
                          RESPONSIBILITY OF THE TRUSTEE

     8.1 The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute. The Trustee shall not be liable, to the extent permitted by law, for compliance with the investment directions as communicated to the Trustee by the Company.

     8.2 The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

     8.3  The  Trustee  may  hire  agents,  accountants,  actuaries,  investment
advisors,   financial  consultants  or  other  professionals  to  assist  it  in performing any of its duties or obligations hereunder.

     8.4 The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy or collateral assignment interest therein is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy or collateral assignment interest therein (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy or collateral assignment interest therein.

     8.5 However, notwithstanding the provisions of Section 8.4 above, the Trustee may loan to the Company the proceeds of any borrowing against an

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insurance policy or collateral  assignment  interest therein held as an asset of the Trust, provided the Plan participant or policy owner authorizes such loan in writing.

     8.6 Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

     8.7 Any cost or expense incurred in connection with the performance of the Trustee's responsibilities under this Section 8 (including the hiring of agents, attorneys, accountants, etc.) shall be a proper expense of this Trust and the Trustee shall not be liable for the payment of such costs or expenses. The Company shall reimburse the Trustee for any such cost or expense incurred by the Trustee in connection with the performance of its duties and responsibilities under this Section 8.

     8.8 The Company (which has the authority to do so under the laws of its state of incorporation) shall indemnify the Trustee, and defend it and hold it harmless from and against any and all liabilities, losses, claims, suits or expenses (including attorneys' fees) of whatsoever kind and nature which may be imposed upon, asserted against or incurred by the Trustee at any time by reason of its provision of services under this Trust Agreement, its status as Trustee, or by reason of any act or failure to act under the Trust Agreement, except to the extent that any such liability, loss claim, suit or expense arises directly from the Trustee's negligence or willful misconduct in the performance of responsibilities specifically allocated to it under the Trust Agreement. This paragraph shall survive the termination of this Trust Agreement.

                                    SECTION 9
                    COMPENSATION AND EXPENSES OF THE TRUSTEE

     9.1 The Company shall pay all expenses associated with the administration of the Trust including the Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

                                   SECTION 10
                     RESIGNATION AND REMOVAL OF THE TRUSTEE

     10.1 The Trustee may resign at any time by written notice to the Company, which shall be effective 30 days after receipt of such notice unless the Company and the Trustee agree otherwise.

     10.2 The Trustee may be removed by the Company on 30 days notice or upon shorter notice accepted by the Trustee.

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     10.3 Upon  resignation  or  removal of the  Trustee  and  appointment  of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 30 days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit.

     10.4 If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under Section 10.1 or 10.2. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                                   SECTION 11
                            APPOINTMENT OF SUCCESSOR

     11.1 If the Trustee resigns or is removed in accordance with Section 10.1 or 10.2 hereof, the Company may appoint only a corporate trustee as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.

     11.2 The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and the Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes the successor Trustee.

                                   SECTION 12
                            AMENDMENT OR TERMINATION

     12.1 This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of a Plan or shall make the Trust revocable.

     12.2 The Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust any assets remaining in the Trust shall be returned to the Company.

     12.3 Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Company may terminate

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this Trust prior to the time all benefit payments under the Plan have been made.
All assets in the Trust at termination shall be returned to the Company.

                                   SECTION 13
                                  MISCELLANEOUS

     13.1 Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     13.2 Benefits payable to the Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     13.3 This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

                                   SECTION 14
                                 EFFECTIVE DATE

     14.1  The  effective  date  of  this  Trust   Agreement   shall  be  as  of
February 23, 1999.

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Agreement to be executed by their duly authorized representatives on the 23rd day of February, 1999.


                                        MICROAGE, INC.



                                        By: /s/ James R. Daniel
                                           --------------------------------
                                           Its: Exec VP & CFO
                                               ----------------------------


                                        NORTHERN TRUST BANK OF ARIZONA, N.A.


                                        By: /s/ Cynthia Hazeltina
                                           --------------------------------
                                           Its: Vice President
                                               ----------------------------

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